UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2021

Date of reporting period: December 10, 2021

Kavilco Incorporated Newsletter

November, 2021

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

Dividend Declaration

On November 12 2021, the board of directors declared a cash dividend of $75.00 per share. This includes $9.22 per share of long term capital gain.

This dividend was paid to shareholders of record as of November 12, 2021. The board of directors and management are constantly monitoring the financial arena to better our returns. The dividend was paid on November 23, 2021.

As of November 12, 2020, Kavilco has made over 58 million dollars in payments to shareholders; $58,623,378 dollars to be exact. We have distributed more than the entire net worth of Kavilco.

In 1990, shareholders elected to have Kavilco become a registered investment company which is exempt from federal income tax. This means that Kavilco Incorporated has saved shareholders 16,109,520 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is 134,246 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Shareholder Passages

Wilfred Hanbury, 1952—2021

Elizabeth Galler (Cook), Original Shareholder, 1952—2021

Jonathan Young, 1973—2021

Words From Your President, Louis Jones, Sr.

Thank you one and all for joining us at the annual information meeting held on Zoom again this year. Zoom was not the board of director’s first choice as we would much rather meet you in person. On the other hand, Zoom gives us a chance to see one another, that in turn gives our shareholders a chance to interact with the board of directors. I would like to express my appreciation to you all for casting enough votes to get us over the quorum hump. There have been times in the past when we had to go door to door locally in order to reach the 50% mark for a quorum.

Speaking of the past and appreciation, I would like to take a moment to acknowledge the work of Louis A Thomason and what he did for Kavilco Inc. Before the timber sale of 1980 Sealaska and other village corporations wanted to join and try to negotiate a better timber price as a group, at the time Sealaska perceived themselves as Kavilco’s big brother. Louie Thompson went to school with most of them and said, give me a break. Had he not made that timber sale right away for Kavilco we would most likely not be sitting with $42 million dollars, more like $42, thousand dollars.

This is just one sample of the hurdles Louie Thompson and the board of directors had to deal with before the timber sale. One of those first board members is here with us today, Ramona Hamar, who can tell you more about those hurdles, than I can.

When looking to the past you have to thank those who came before them to create Kavilco in the first place when knowing they were not going to be enjoying the benefits we are enjoying today.

What this board of directors is committed to do is pass on to the next generation a strong and healthy corporation so they can enjoy these benefits. This might be a good time to read about the first 25 years of Kavilco. Let me finish by reminding all of you that the Kasaan Haida Heritage Foundation needs all the donations they can get to continue work on the most unique totem park in the country. Your donations Donations can be made payable to KHHF and mailed to: KHHF c/o Kavilco Incorporated 1000 Second Avenue, Suite 3320 Seattle, WA 98104

Thank you,

/s/ Louis L. Jones, Sr., President

Chief Financial Officer’s Report

October’s Consumer Price Index jumped 6.2% from a year ago, the highest since August 2008. John Williams, author of Shadow Government Statistics (a service we subscribe to), who calculates inflation the way it was originally calculated prior to 1990, says inflation is currently running at 13%. In fact, a key inflation gauge used by the Federal Reserve policymakers – the personal consumption expenditures price index—recently rose at its fastest rate in nearly three decades a precursor to future increases in the Consumer Price Index.

One of the most influential economists of modern times, Milton Friedman, dictum: “inflation is always and everywhere a monetary phenomenon.” The Fed contends the most recent upticks in inflation are anomalous and “transitory”; In my opinion, the Fed is wrong. The inflation upticks are not temporary and were predictable, driven by an extraordinary explosion in money supply. Since March 2020, the money supply (financial types refer to this as M2) has been growing at an average rate of 23.9% -- the fastest since World War II. The increase in M2 can be attributed to debt and its grown 32 times more than in 2008, during the great financial crisis, and most of that increase has happened since last year.

Where did all this money come from? The Fed has been buying Treasury Bonds and mortgages at $120 billion a quarter and this is flooding the market with capital. To further compound the inflation issue Congress has passed massive stimulus legislation adding more capital to the economy. The bottom line is, there is too much money chasing too few goods and services.

To further complicate the economic issues, the economy is showing signs of slowing and that in large part is due to the resurgence in covid cases worldwide. Stagflation happens when growth is slow, combined with inflation. This could be in-store for the economy for the second half of this year.

The biggest challenge going forward is how does the board structure the portfolio to offset the potentially damaging effects of inflation? Historically, during inflationary periods investments in property and financial institutions seem to weather the storm better than other sectors. 27.4% of the portfolio is invested in the financial sector. An additional hedge against inflation is a minimal investment in precious metals that will be expanded as inflation ramps up.

Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

- We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Kavilco Election Results

Louis L. Jones, Kenneth Gordon, and Frederick O. Olsen were all re-elected to the Kavilco Board of Directors and the selection of BDO USA, LLP as put forward by the Board, was also ratified.

A total of 52.1% of the vote was returned this year by shareholders which was a reduction of 8.67% from last year. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

It is important that you vote every year.